Mercantile®
Bank Corporation

ANNUAL MEETING OF SHAREHOLDERS

May 27, 2021

Meeting Agenda

Mercantile Bank Corporation

1. Introductory Comments
2. Call the Meeting to Order
3. Introduction of Presenters
4. Approval of Minutes
5. Shareholder Proposals:
   a. Election of Seven Directors (each for a one-year term)
   b. Ratification of BDO USA, LLP as Independent Registered Public Accounting Firm for 2021
   c. Advisory Approval of the Compensation of the Named Executive Officers
6. Management Presentation
7. Announce Voting Results
8. Questions for Accountants and Counsel
9. Adjourn Meeting
10. Questions for Management of the Company
11. Adjourn Q&A Session

Introductory Comments

Mercantile Bank Corporation



Robert B. Kaminski, Jr.
President
Chief Executive Officer

Annual Report & Proxy Statement

Mercantile Bank Corporation

Mercantile Bank Corporation

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Annual Reports

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- 2020
  - 2020 Annual Report & Proxy Statement
- 2019
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- 2015
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- 2012
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Mercantile Bank Corporation

2020 ANNUAL REPORT

Board of Directors

Mercantile Bank Corporation



David M. Cassard
Retired
Real Estate Executive



Michael S. Davenport
Owner
Jireh Metal Products, Inc.



Michelle L. Eldridge
Co-Owner
Clear Ridge Wealth Management



Jeff A. Gardner, CPM
Owner
Gardner Group



Robert B. Kaminski, Jr.
President
Chief Executive Officer



Michael H. Price
Chairman of the Board
Retired Banking Executive



David B. Ramaker
Retired
Banking Executive

Retiring Directors

Mercantile Bank Corporation



Edward J. Clark
Retired March 1, 2021



Doyle A. Hayes
Retired May 27, 2021

Accountants & Counsel

Mercantile Bank Corporation



Kevin Muntter
Accounting Firm
BDO USA, LLP



Cynthia A. Moore
Legal Counsel
Dickinson Wright, PLLC



Brad Wyatt
Legal Counsel
Dickinson Wright, PLLC

Shareholder Proxies



David M. Cassard
Director
Shareholder Proxy



Michael S. Davenport
Director
Shareholder Proxy

Mercantile Bank Corporation



Robert B. Kaminski, Jr.
President
Chief Executive Officer



Charles E. Christmas
Executive Vice President
Chief Financial Officer
Treasurer

Forward-Looking Statements

Mercantile Bank Corporation

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. Any such statements are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference may include: changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws; changes in prices, levels, and assessments; the impact of technological advances; potential cyber attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior, as well as their ability to repay loans; changes in local real estate values; changes in the method of determining Libor, or the replacement of Libor with an alternative reference rate; changes in national and local economies, including the significant disruption to financial market and other economic activity caused by the outbreak and continuance of the COVID-19 Pandemic; our participation in the Paycheck Protection Program administered by the Small Business Administration; and other factors, including the risk factors disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Mercantile Bank
A commitment to excellence

Mercantile Bank Corporation

- Transformational merger of equals in 2014
- History of solid organic loan growth
- Strong asset quality
- Performance built on a culture dedicated to mutually beneficial relationships with customers and communities, cultivated and executed by a talented, experienced staff
- Long standing focus on development of technology through our digital strategy
- Significant core deposit growth
- Effective and efficient operations

- Alma Market (6 Locations)
- Cadillac Market (2 Locations)
- Grand Rapids Market (11 Locations)
- Kalamazoo Market (4 Locations)
- Lansing Market (2 Locations)
- Mt. Pleasant Market (11 Locations)
- Ohio Market (1 Location)
- Petoskey Market (1 Location)
- Troy Market (1 Location)
- West Branch Market (5 Locations)


Petoskey
Fairview
St. Helen
Rose City
West Branch
Cadillac
Clare
Midland
Remus
Canadian Lakes
Mt. Pleasant
Shepherd
Lakeview
Vestaburg
Merrill
Howard City
Alma
Ithaca
St. Charles
Belding
Ionia
St. Johns
Grand Rapids
Lowell
Holland
Lansing
Troy
Kalamazoo
Paw Paw
Portage
Mortgage loan office opened in Cincinnati, OH during fourth quarter 2020.

Financial Highlights

Mercantile Bank Corporation

2020 & Q1 2021

- Robust earnings and capital position
- Excellent mortgage banking income
- Outstanding asset quality metrics
- Strong net core commercial loan growth
- Continued strength in commercial loan and residential mortgage loan pipelines
- Paycheck Protection Program (PPP) participation
- Significant local deposit growth
- Treasury management opportunities

COVID-19 Activities & Timeline

Mercantile Bank Corporation

JANUARY 2020

- Monitoring initial reports of COVID-19

FEBRUARY 2020

- Pandemic plan activated to ensure the health and safety of our employees and customers

MARCH 2020

- Branches open by appointment only (3/18)
- Commencement of Mercantile's payment relief assistance programs for commercial and retail loan customers (3/18)
- 75-80% of staff working remotely from home (3/23)
- All lobbies closed (3/25)
- CARES Act signed into law (3/27)

APRIL & MAY 2020

- Significant portion of staff fully immersed in PPP processing and submission
- PPP applications approved by SBA and funded
- PPP focus now shifts to the planning and implementation of the forgiveness phase
- Planning for the State's re-opening

JUNE 2020

- Phased return of employees to the workplace
- Re-opening of lobbies by appointment only (6/1)
- Lobbies re-opened to customers (6/26)

AUGUST 2020

- PPP forgiveness submissions begin (8/31)

SEPTEMBER 2020

- 25% reduction of in-person employee attendance in densely occupied offices

NOVEMBER 2020

- All lobbies closed
- 75-80% of staff working remotely from home

JANUARY 2021

- Preparations begin for a new round of PPP funding

FEBRUARY 2021

- Phased reopening of lobbies (2/1)
- 25% of staff returned to in-office work (2/16)

MARCH 2021

- 50% of staff returned to in-office work (3/1)
- Reduced staff working in offices to 25% in response to the latest surge (3/30)

APRIL 2021

- While branches remain open, moved to 100% remote for all other departments (4/12)

Strategic Initiatives

Mercantile Bank Corporation

LEVERAGE INVESTMENTS	DIGITAL DELIVERY	PEOPLE & CULTURE	RISK & PROCESS

• Expand usage of Treasury Management products and services
• Cultivate new market growth utilizing knowledgeable staff along with digital products and services
  ▪ Southeast, MI
  ▪ Midland, MI
  ▪ Petoskey, MI
  ▪ Cincinnati, OH
• Capitalize on merger disruptions
• Solidify new relationships built through the PPP
	• Expand customer utilization of digital banking services
	• Personalize the digital experience
	• Deploy digital onboarding for all products
	• Leverage data to customize client interactions and refine internal systems
	• Offer best-in-class products and services
		• Recruit and retain top talent
		• Develop emerging leaders
		• Expand Diversity, Equity & Inclusion
		• Formalize and communicate all Environmental, Social and Governance (ESG) efforts
		• Continue development of strong community partnerships and volunteer involvement
			• Support customers during times of economic uncertainty
			• Optimize "work from home/work from office" structure
			• Evolve branches into relationship centers
			• Retain financial strength and resiliency
			• Maintain robust asset, transaction and risk analysis processes

Forward Progress

Mercantile Bank Corporation

DIVERSITY EQUITY & INCLUSION

- Providing access to enriching learning & growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions.
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments.
- Active Diversity Council comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace.
- Board-approved enhancements to the Bank's DEI Policy and Supplier Diversity Program.

CORPORATE SOCIAL RESPONSIBILITY

- Main office expansion in 2019 with prioritization of energy efficiencies, including low-flow devices, LED lighting and efficient HVAC system enabling energy costs to be maintained while increasing square footage by one-third.
- Dedicated 249 hours to HR HireReach program, a West Michigan initiative which uses an evidence-based selection process to make better hiring decisions.
- Supporting the Bank's customers and the community through Round Two of the Payment Protection Program (PPP) process.
- Provided over $150 million in community development lending and over $670,000 in grants toward affordable housing, home improvements and down payment assistance in 2020.
- Donations of over $812,000 in support of non-profit organizations within our communities in 2020.

ENVIRONMENTAL, SOCIAL, GOVERNANCE

- Formation of an ESG Committee and issuance of the Bank's first Corporate Social Responsibility Report.
- Branch merger and optimization with more effective facilities in the same markets and the opening of locations in two new markets.
- Continued development of strong community partnerships and volunteer involvement.
- Rated as Outstanding by the FDIC in our Community Reinvestment Act (CRA) examinations for the last four consecutive exam cycles covering a twelve-year period.
- Ongoing risk management monitoring through a risk and control framework encompassing a variety of separate but complementary financial, credit, operational, compliance and legal reporting systems and processes.

Paycheck Protection Program (PPP)

Mercantile Bank Corporation

(As of 5/20/21)	ORIGINAL		FORGIVEN		REMAINING	
LOAN BALANCE SEGMENT	#	$	#	$	#	$
PPP Round One	2,171	$553,100,000	(1,778)	($332,000,000)	393	$221,100,000
PPP Round Two	1,216	$208,500,000	0	$0	1,216	$208,500,000
Totals	3,387	$761,600,000	(1,778)	($322,000,000)	1,609	$429,600,000

	PPP ROUND ONE		PPP ROUND TWO	
NET FEE INCOME ACCRETION				
2nd Quarter 2020	$	2,700,000	$	0
3rd Quarter 2020	$	3,000,000	$	0
4th Quarter 2020	$	5,400,000	$	0
1st Quarter 2021	$	2,400,000	$	400,000
Remaining as of March 31, 2021	$	1,400,000	$	6,800,000

2021 Forecast Considerations

Mercantile Bank Corporation

NET INTEREST INCOME

- New Loan Relationship Opportunities
- PPP New Loan Volume
- PPP Loan Forgiveness
- Asset Quality
- Excess Liquidity

PROVISION EXPENSE

- Net Core Loan Growth
- Loan Risk Rating Changes
- Economic Forecast and Environmental Factor Changes

FEE INCOME

- Mortgage Production Volumes
- Card Interchange Income
- Treasury Management Opportunities

OVERHEAD EXPENSE

- Operating Efficiency Opportunities

Voting Results

Mercantile Bank Corporation

Shareholder Proposals:

- Election of Seven Directors (each for a one-year term)
- Ratification of BDO USA, LLP as Independent Registered Public Accounting Firm for 2021
- Advisory Approval of the Compensation of the Named Executive Officers

Questions For Accountants & Counsel

Mercantile Bank Corporation



Kevin Muntter
Accounting Firm
BDO USA, LLP



Cynthia A. Moore
Legal Counsel
Dickinson Wright, PLLC



Brad Wyatt
Legal Counsel
Dickinson Wright, PLLC

Questions For Management

Mercantile Bank Corporation



Robert B. Kaminski, Jr.
President
Chief Executive Officer



Raymond Reitsma
Executive Vice President



Charles E. Christmas
Executive Vice President
Chief Financial Officer
Treasurer

Mercantile
Bank Corporation

THANK YOU

NASDAQ Global Select Market Symbol: MBWM
310 Leonard Street NW, Grand Rapids, MI 49504
616.406.3000 or 800.453.8700
www.mercbank.com